SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ---------------

        Date of Report (Date of earliest event reported) APRIL 22, 1996

                           DCC COMPACT CLASSICS, INC.
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             (Exact name of registrant as specified in its charter)

        COLORADO                      33-90696                    84-1046186
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(State or other jurisdiction      (Commission File              (IRS Employer
    or incorporation)                  Number)               Identification No.)

              9301 JORDAN AVENUE, SUITE 105, CHATSWORTH, CALIFORNIA
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       91311 (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (818) 993-8822

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          (Former name or former address, if changed since last report)

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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On April 22, 1996, Henson & Company resigned its position as the Company's auditors based on its intention to discontinue the performance of audits for publicly-traded companies.

         (b) During the two most recent fiscal years and interim period subsequent to December 31, 1994, there have been no disagreements with Henson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         (c) The report of Henson & Company for the fiscal years ended December 31, 1993 and December 31, 1994 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope or accounting principles.

         (d) The Company has requested Henson & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Henson & Company on April 29, 1996. The Company will file by amendment, as an exhibit to this Form 8-K Report, a copy of such letter when it is received.

         (e) On April 22, 1996, the Board of Directors of the Company appointed Winter, Scheifley & Associates, P.C. as independent auditors of the Company for the fiscal year ended December 31, 1995, subject to approval by the shareholders.

ITEM 7.  EXHIBITS

         (1) Letter of Henson & Company pursuant to Item 304(a)3 of Regulation S-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DCC COMPACT CLASSICS, INC.

                                               By: /s/ MARSHALL BLONSTEIN
                                                   ----------------------------
                                                   Marshall Blonstein ,President

DATED: May 15, 1996

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